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                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
                        SUPPLEMENT DATED FEBRUARY 6, 2004
                                     TO THE
                                 PROSPECTUS FOR
                ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               (DATED MAY 1, 2003)

This supplement describes changes to the T. Rowe Price Mid-Cap Growth Portfolio available under the adjustable premium variable life insurance policy (the "Policy") listed above issued by Southern Farm Bureau Life Insurance Company. Please retain this supplement with your Policy prospectus for future reference.

The Board of Directors for the T. Rowe Price Equity Series, Inc. recently decided to close the T. Rowe Price Mid-Cap Growth Portfolio to new investors as of 4:00 p.m. Eastern Time on April 30, 2004 (the "Closing Date"). In turn, the
T. Rowe Price Mid-Cap Growth Subaccount, which invests in the T. Rowe Price Mid-Cap Growth Portfolio, will not be available for investment (allocation of premium payments and transfers) to persons whose Policy is issued after the Closing Date ("New Policy Owners"). The T. Rowe Price Mid-Cap Growth Subaccount will continue to be available for investment to persons whose Policy is issued on or before the Closing Date ("Existing Policy Owners"). Existing Policy Owners may continue to allocate premium payments and make transfers from the other Subaccounts and the Declared Interest Option to the T. Rowe Price Mid-Cap Growth Subaccount. Existing Policy Owners may also continue to make transfers from the
T. Rowe Price Mid-Cap Growth Subaccount to the other Subaccounts and the Declared Interest Option.

If you have any questions concerning the closing of the T. Rowe Price Mid-Cap Growth Subaccount to New Policy Owners or your Policy, please do not hesitate to call your Southern Farm Bureau agent or our Home Office toll-free, at
(866) 288-2172.